UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017 (April 6, 2017)

FORUM MERGER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Forum Investors I, LLC 135 East 57th Street 8th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the initial public offering (“IPO”) and the sale of the Public Units (defined below), Forum Merger Corporation, a Delaware corporation (the “Company”), consummated the private placement (“Private Placement”) of 555,000 units (“Placement Units”) at a price of $10.00 per Placement Unit, generating total proceeds of $5,550,000. The Placement Units, which were purchased by Forum Investors I, LLC (the “Sponsor”), are substantially similar to the Public Units, except that if held by the Sponsor or its permitted transferees, the warrants underlying the Placement Units (the “Placement Warrants”) (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) are, subject to certain limited exceptions, subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.  If the Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2017, in connection with its IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1 (File No. 333-216842) (the “Registration Statement”) for its IPO and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.  Other Events.

On April 6, 2017, the Registration Statement was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated April 6, 2017, between the Company and EarlyBirdCapital, Inc. as representative of the several underwriters;

●	An Investment Management Trust Agreement, dated April 6, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated April 6, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Right Agreement, dated April 6, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Stock Escrow Agreement, dated April 6, 2017, between the Company, Forum Investors I, LLC and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated April 6, 2017, between the Company and Forum Investors I, LLC;

●	Letter Agreements by and between the Company and its officers and directors;

●	Letter Agreement by and between the Company and Forum Investors I, LLC;

●	An Amended and Restated Unit Subscription Agreement dated April 6, 2017 between the Company and Forum Investors I, LLC;

●	An Administrative Services Agreement, dated April 6, 2017, between the Company and Forum Capital Management, LLC;

●	A Business Combination Marketing Agreement, dated April 6, 2017, between the Company and EarlyBirdCapital, Inc.; and

●	A Unit Purchase Option between the Company and EarlyBirdCapital, Inc.

On April 12, 2017, the Company consummated its IPO of 15,000,000 units (“Public Units”). Each Public Unit consists of one share of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), one right (“Public Right”) entitling the holder thereof to receive one-tenth (1/10) of one share of Class A Common Stock upon the consummation of an initial business combination, and one-half of one warrant (“Public Warrant”), each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share.  The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $150,000,000. The Company has granted EarlyBirdCapital, Inc., the representative of the several underwriters in the IPO, a 45-day option to purchase up to 2,250,000 additional Public Units to cover over-allotments, if any.

A total of $151,500,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes and certain amounts to pay dissolution expenses, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on April 6, 2017.

4.1	Warrant Agreement, dated April 6, 2017, between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement, dated April 6, 2017, between Continental Stock Transfer & Trust Company and the Company

10.2	Right Agreement, dated April 6, 2017, between the Company and Continental Stock Transfer & Trust Company

10.3	Stock Escrow Agreement, dated April 6, 2017. between the Company, Forum Investors I, LLC and Continental Stock Transfer & Trust Company

10.4	Registration Rights Agreement among the Company and Forum Investors I, LLC

10.5	Letter Agreement by and between the Company and Forum Investors I, LLC

10.6	Letter Agreement by and between the Company and its officers and directors

10.7	Second Amended and Restated Unit Subscription Agreement dated April 6, 2017 among the Company and Forum Investors I, LLC.

10.8	Administrative Services Agreement, dated April 6, 2017, between the Company and Forum Capital Management, LLC

10.9	Business Combination Marketing Agreement, dated April 6, 2017, between the Company and EarlyBirdCapital, Inc.

10.10	Form of Unit Purchase Option between the Company and EarlyBirdCapital, Inc. and it designees

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2017

FORUM MERGER CORPORATION

By:	/s/ David Boris
Name: David Boris
Title: co-Chief Executive Officer and Chief Financial Officer